Vanguard® Advice Select International Growth Fund
Schedule of Investments (unaudited)
As of July 31, 2024
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value ($000)
Common Stocks (98.2%)
Canada (2.5%)
*	Shopify Inc. Class A	350,117	21,427
China (10.5%)
*,1	Meituan Class B	2,587,450	35,828
	Tencent Holdings Ltd.	545,300	25,164
*	PDD Holdings Inc. ADR	162,272	20,915
	BYD Co. Ltd. Class H	293,000	8,674
			90,581
Denmark (2.5%)
*	Genmab A/S	76,665	21,656
France (8.6%)
	Hermes International SCA	17,024	37,203
	Kering SA	63,593	19,532
	L'Oreal SA	41,547	17,967
			74,702
Germany (5.5%)
*,1	Zalando SE	761,345	19,509
*,1	Delivery Hero SE Class A	817,753	18,193
*	BioNTech SE ADR	116,313	10,026
			47,728
Italy (4.5%)
	Ferrari NV	94,095	38,727
Japan (0.6%)
	M3 Inc.	597,500	5,579
Netherlands (15.1%)
	ASML Holding NV	97,113	90,429
*,1	Adyen NV	32,673	39,967
			130,396
South Korea (3.1%)
*	Coupang Inc.	1,296,819	26,909
Sweden (12.5%)
*	Spotify Technology SA	241,488	83,057
	Atlas Copco AB Class B	1,077,960	16,866
*	Kinnevik AB Class B	1,032,115	8,654
			108,577
Taiwan (2.5%)
	Taiwan Semiconductor Manufacturing Co. Ltd.	741,000	21,616
United Kingdom (3.9%)
*	Ocado Group plc	3,383,081	17,691
*	Wise plc Class A	1,775,630	16,349
			34,040
United States (26.4%)
*	MercadoLibre Inc.	64,440	107,544
	NVIDIA Corp.	635,589	74,377
*	Moderna Inc.	267,543	31,896
*	Tesla Inc.	53,025	12,305
*	SolarEdge Technologies Inc.	73,554	2,123
*	Ginkgo Bioworks Holdings Inc. Class A	1,656,094	629
			228,874
Total Common Stocks (Cost $725,082)			850,812

		Coupon	Shares	Market Value ($000)
Temporary Cash Investments (1.8%)
Money Market Fund (1.8%)
[2]	Vanguard Market Liquidity Fund (Cost $15,805)	5.390%	158,081	15,807
Total Investments (100.0%) (Cost $740,887)				866,619
Other Assets and Liabilities—Net (0.0%)				125
Net Assets (100%)				866,744
Cost is in $000.
*	Non-income-producing security.
1	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2024, the aggregate value was $113,497,000, representing 13.1% of net assets.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
ADR—American Depositary Receipt.

A.  Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
B.  Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
C.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund's investments as of July 31, 2024, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	250,301	—	—	250,301
Common Stocks—Other	140,907	459,604	—	600,511
Temporary Cash Investments	15,807	—	—	15,807
Total	407,015	459,604	—	866,619